                                POWER OF ATTORNEY

        Each of the undersigned, a member of the boards of Directors/Trustees of the Delaware Investments Funds listed on Exhibit A to this Power of Attorney, hereby constitutes and appoints on behalf of each of the funds listed on exhibit A, Charles E. Haldeman, Jr., David K. Downes and Walter P. Babich and any one of them acting singly, his or her true and lawful attorneys-in-fact, in his or her name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as any of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all other applicable federal and state securities laws.

        IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 9th day of January 2001.

/s/ Walter P. Babich                          /s/ Anthony D. Knerr
_________________________                     __________________________________
Walter P. Babich                              Anthony D. Knerr

/s/ David K. Downes                           /s/ Ann R. Leven
_________________________                     __________________________________
David K. Downes                               Ann R. Leven

/s/ John H. Durham                            /s/ Thomas F. Madison
_________________________                     __________________________________
John H. Durham                                Thomas F. Madison



                      /s/ Janet L. Yeomans
                      __________________________
                         Janet L. Yeomans

                                POWER OF ATTORNEY

                                    EXHIBIT A
                           DELAWARE INVESTMENTS FUNDS

DELAWARE GROUP EQUITY FUNDS I
DELAWARE GROUP EQUITY FUNDS II
DELAWARE GROUP EQUITY FUNDS III
DELAWARE GROUP EQUITY FUNDS IV
DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP TAX-FREE FUND
DELAWARE GROUP TAX-FREE MONEY FUND
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP ADVISER FUNDS
DELAWARE POOLED TRUST
DELAWARE GROUP PREMIUM FUND
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP FOUNDATION FUNDS
VOYAGEUR FUNDS
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR INVESTMENT TRUST
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III
VOYAGEUR TAX FREE FUNDS
VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.

                                POWER OF ATTORNEY

        Each of the undersigned, a member of the boards of Directors/Trustees of the Delaware Investments Funds listed on Exhibit A to this Power of Attorney, hereby constitutes and appoints on behalf of each of the funds listed on Exhibit A, Charles E. Haldeman, Jr., David K. Downes and Walter P. Babich and any one of them acting singly, his or her true and lawful attorneys-in-fact, in his or her name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as any of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all other applicable federal and state securities laws.

        IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 9th day of January 2001.

/s/ Charles E. Haldeman, Jr.                     /s/ John A. Fry
_______________________________                  _______________________________
Charles E. Haldeman, Jr.                         John A.Fry

                                POWER OF ATTORNEY

                                    EXHIBIT A
                           DELAWARE INVESTMENTS FUNDS

DELAWARE GROUP EQUITY FUNDS I
DELAWARE GROUP EQUITY FUNDS II
DELAWARE GROUP EQUITY FUNDS III
DELAWARE GROUP EQUITY FUNDS IV
DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP TAX-FREE FUND
DELAWARE GROUP TAX-FREE MONEY FUND
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP ADVISER FUNDS
DELAWARE POOLED TRUST
DELAWARE GROUP PREMIUM FUND
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP FOUNDATION FUNDS
VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.